UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 3, 2013

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)
(305) 500-3726

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(b)
On May 3, 2013, Gregory T. Swienton, Executive Chairman, formally retired as an executive officer and employee of the Company and resigned from his position on the Company's Board of Directors effective immediately. Mr. Swienton's intent to retire and transition plan were previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2012. Following Mr. Swienton's retirement, the Board elected Robert E. Sanchez to succeed Mr. Swienton as Chair of the Board.
As previously disclosed, Mr. Swienton will be eligible to receive all post retirement benefits to which he is entitled under all current compensation and benefits plans, as more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2013. In addition, Mr. Swienton will receive those benefits set forth in the consulting agreement between the Company and Mr. Swienton filed as an exhibit to the December Form 8-K, which became effective on May 4, 2013.
On May 3, 2013, the Board also accepted James S. Beard's tender of resignation from the Company’s Board of Directors pursuant to the director retirement policy set forth in the Company’s Corporate Governance Guidelines. Mr. Beard’s resignation was effective on May 3, 2013. Mr. Beard has been a valuable member of the Company’s Board of Directors since 2008. At the time of his resignation, Mr. Beard served on the Compensation Committee and Finance Committee.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 3, 2013, Ryder System, Inc. held its Annual Meeting of Shareholders. At the meeting, the shareholders voted as indicated below on the following proposals:

1.	Election of four directors for a three-year term of office expiring at the 2016 Annual Meeting.

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
1a.	Robert J. Eck	39,399,549	2,418,549	145,651	3,468,073
1b.	Tamara L. Lundgren	40,263,110	1,558,085	142,554	3,468,073
1c.	Eugene A. Renna	39,511,554	2,313,452	138,743	3,468,073
1d.	Abbie J. Smith	39,474,751	2,349,701	139,297	3,468,073

Election of one director for a two-year term of office expiring at the 2015 Annual Meeting.

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
1e.	Robert E. Sanchez	39,725,125	2,087,901	150,723	3,468,073

Election of one director for a one-year term of office expiring at the 2014 Annual Meeting.

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
1f.	Michael F. Hilton	40,259,125	1,560,952	143,672	3,468,073

2.	Ratification of PricewaterhouseCoopers LLP as independent registered certified public accounting firm for the 2013 fiscal year.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
44,632,512	657,483	141,827	—

3.	Approval, on an advisory basis, of the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
40,230,119	1,272,634	460,996	3,468,073

4.	Approval of amendments to Ryder's Articles of Incorporation and By-Laws to declassify the Board.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
41,354,156	431,398	178,195	3,468,073

Proposal 4 received the required number of votes to pass. Following the Annual Meeting of Shareholders, Ryder's Articles of Incorporation and By-Laws were amended to incorporate the proposed changes disclosed in Ryder's definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2013. Copies of the amendment to the Articles of Incorporation and the amended By-Laws are filed with this report as Exhibits 3.1(c) and 3.2.

5.	To vote on a shareholder proposal to eliminate all supermajority vote provisions in Ryder's Articles of Incorporation and By-Laws.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
25,407,224	16,357,911	198,614	3,468,073
Proposal 5, an advisory shareholder proposal, did not receive the required number of votes to pass.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report on Form 8-K:

Exhibit 3.1(c):	Articles of Amendment dated May 6, 2013 to the Ryder System, Inc. Restated Articles of Incorporation dated November 8, 1985, as amended.

Exhibit 3.2:	Ryder System, Inc. By-Laws as amended through May 3, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2013	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary